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                                                                   EXHIBIT 10.12

                   FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
                        DIRECTORS CHANGE OF CONTROL PLAN

      First National Bankshares of Florida, Inc. ("FLB") has established this Directors Change of Control Plan (the "Plan") effective as of April 19, 2004 (the "Effective Date").

                                   SECTION 1
                                   DEFINITIONS

      1.1   "Board of Directors" means the Board of Directors of FLB.

      1.2 "Change of Control" means the first to occur of any of the events described in subsections (i) through (iii) below, following the Effective Date:

            (i) When any Person becomes, through an acquisition, the beneficial owner of shares of capital stock of FLB having a majority of the total number of votes that may be cast for the election of directors of FLB (the "Voting Shares"); provided, however, that if a Person owns less than a majority of the voting power of FLB and that Person's ownership increases to a majority solely by virtue of an acquisition of stock by FLB, then no Change of Control shall have occurred, unless and until that Person subsequently acquires one or more additional shares representing voting power of FLB;

            (ii) (a) when the shareholders of FLB approve any of the following (each, a "Transaction"):

                       (I) any reorganization, merger, consolidation or other business combination of FLB;

                       (II)  any sale of a majority of FLB's assets; or

                       (III) a complete liquidation or dissolution of FLB.

            (iii) Notwithstanding subsection (ii)(a) above, shareholder approval of either of the following types of Transactions will not give rise to a Change of Control:

                       (I) a Transaction involving only FLB and one or more of its subsidiaries; or

                       (II) a Transaction immediately following which the shareholders of FLB immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity.

            (iv) When, within any 24 month period, persons who were directors of FLB (each, a "Director") immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death or disability) to constitute at least a majority of the Board of Directors or the board of directors of any successor to FLB. For purposes of this subsection (iii), any Director who was not a Director as of the



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      Effective Date shall be deemed to be an Incumbent Director if such
      Director was elected to the Board of Directors by, or on the recommendation of, or with the approval of, at least a majority of the members of the Board of Directors or the nominating committee of FLB who, at the time of the vote, qualified as Incumbent Directors either actually or by prior operation of this subsection (iii). Notwithstanding the foregoing, any director elected to the Board of Directors to avoid or settle a threatened or actual proxy contest shall not, under any circumstances, be deemed to be an Incumbent Director.

      1.3 "Change of Control Non-Compete Payment" means the payment described in Section 2 of the Plan.

      1.4   "Company" means FLB and its successors.

      1.5   "Director" shall mean a member of the Board of Directors.

      1.6 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      1.7 "Participant" means an individual that is, immediately prior to a Change in Control, a Director who is not also an employee of FLB or any of its subsidiaries.

      1.8 "Person" means any "person" (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), including a "group" as defined in Section 13(d)(3) of the Exchange Act, but excluding (i) the Company, and (ii) any employee benefit plan sponsored or maintained by the Company (including any trustee of such plan acting as trustee).

                                   SECTION 2
                      CHANGE OF CONTROL NON-COMPETE PAYMENT

      In the event of a Change in Control, a Participant who, within 30 days following the Change in Control, delivers to the Company an executed Non-Compete Election Notice in the form of Appendix A hereto shall be entitled to receive from the Company, within ten days of the Company's receipt of the Participant's executed Non-Compete Election Notice, in one lump sum, an amount (the "Change in Control Non-Compete Payment") equal to three times the sum of all retainer and meeting fees received by such Participant for service as a Director during the twelve month period ending on the date of the Change in Control.

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                                   SECTION 3
                            AMENDMENT AND TERMINATION

      The Company may amend or terminate the Plan at any time; provided, however, that the Plan shall not be amended or terminated in a manner that would adversely affect any Director, if such amendment or termination would be effective during the period commencing 90 days prior to a Change of Control.

                                   SECTION 4
                            MISCELLANEOUS PROVISIONS

      4.1 No Change of Control Non-Compete Payment shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance or charge, other than pursuant to the laws of descent and distribution, and any attempt to do so shall be null and void.

      4.2 The Plan shall not give any Director any right or claim except to the extent that the right is fixed specifically under the Plan. The establishment of the Plan shall not be construed to give any Director a right to be continued as a Director or as interfering with the right of the Company to remove a Director in accordance with the Articles of Incorporation or By-laws of the Company or other applicable law.

      4.3 Section headings are for convenience only and the language of the Plan itself shall be controlling.

      4.4 The Plan shall be unfunded. Any liability of the Company under the Plan shall be based solely on contractual obligations, if any, that are created hereunder. No such liability of the Company shall be deemed to be secured by any property of the Company.

      4.5 Whenever any Change of Control Non-Compete Payment becomes payable, the Company shall have the right to withhold such amounts as are sufficient to satisfy any federal, state or local tax withholding requirements.

      4.6 The Plan shall be construed and administered under the laws of the State of Florida.

 IN WITNESS WHEREOF, FLB has caused the Plan to be executed on April 19, 2004.

                                 FIRST NATIONAL BANKSHARES OF
                                 FLORIDA, INC.

                                 By:  /s/ Garrett S. Richter
                                      ------------------------------------------
                                      Garrett S. Richter, Secretary

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                                                                      APPENDIX A

                   FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
                        DIRECTORS CHANGE OF CONTROL PLAN

                           NON-COMPETE ELECTION NOTICE

To: First National Bancshares of Florida, Inc., or its successor (the "Company")

Date: __________________

      Reference is made to the Directors Change in Control Plan (the "Plan") adopted by the Company as of April ___, 2004. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

      Pursuant to Section 2 of the Plan, the undersigned, a Participant in the Plan at the time of the Change in Control of the Company that occurred not more than 30 days prior to the date hereof, hereby elects to receive the Change in Control Non-Compete Payment. In consideration thereof, intending to be legally bound, the undersigned hereby agrees that for the twelve-month period commencing on the date hereof, the undersigned will not, directly or indirectly:

            (a) own, manage, operate, join, control, participate in or be connected with, as an officer, employee, partner, stockholder, director, advisor, consultant or agent (whether paid or unpaid), any business, individual, partnership, firm, corporation or other entity (each an "Entity") which is at the time engaged in or in the process of applying for or receiving appropriate bank regulatory approval to be engaged in the commercial banking business, or any other similar business or activity authorized for banks and directly or indirectly in competition with the Company or any subsidiary of the Company, including without limitation the accepting of deposits within the meaning of 12 U.S.C. Section 36(f) or the origination of loans) from an office located in any county in which the Company or any of its subsidiaries were conducting business as of the date of the Change in Control (the "Territory"), provided, however, that nothing herein shall prohibit the undersigned from acquiring, owning or holding as a passive investor an equity interest of less than 5% in any Entity engaged in such businesses or activities in the Territory;

            (b) solicit or induce any employee, agent or independent contractor of the Company or any subsidiary of the Company, within the Territory, to terminate his or her employment by or other relationship with the Company or any subsidiary of the Company;

            (c) solicit, on behalf of any person or Entity which is at the time directly or indirectly in competition with the Company or any subsidiary of the Company, the business of any person or Entity which is then or has been at any time during the preceding one year a customer or client of the Company or any of its subsidiaries, on an exclusive dealing or any basis which would restrict or prevent such customer or client from being a customer or client of the Company or any subsidiary of the Company; or

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            (d)   otherwise solicit any Entity to terminate such Entity's
      contractual or business relationship with the Company or any subsidiary of the Company.

      IN WITNESS WHEREOF, the undersigned has executed this Non-Compete Election Notice as of the date first set forth above.

                                       _________________________________________
                                       Print Name:______________________________

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